EXHIBIT 32.1

CERTIFICATION PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, James P. Geiskopf, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)
the quarterly report on Form 10-Q of Redstone Literary Agents, Inc. for the period ended June 30, 2017 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Redstone Literary Agents, Inc.

Date: August 8, 2017

/s/ James P. Geiskopf
By: James P. Geiskopf
Chief Executive Officer, President,
Chief Financial Officer, Treasurer, Secretary and Director
(Principal Executive Officer, Principal Financial Officer
and Principal Accounting Officer)